Exhibit 99.1

1 TNS Investor Presentation Henry Graham Chief Executive Officer Dennis Randolph Chief Financial Officer

2 Forward-Looking Statements There are statements made herein which may not address historical facts and, therefore, could be interpreted to be forward-looking statements within the meaning of The Private Securities Litigation Reform Act of 1995. These forward-looking statements are based on current expectations, forecasts and assumptions that are subject to risks and uncertainties that could cause actual results to differ materially from those set forth in, or implied by, the forward-looking statements. The Company has attempted, whenever possible, to identify these forward-looking statements using words such as “may,” “will,” “should,” “projects,” “estimates,” “expects,” “plans,” “intends,” “anticipates,” “believes,” and variations of these words and similar expressions. Similarly, statements herein that describe the Company’s business strategy, prospects, opportunities, outlook, objectives, plans, intentions or goals are also forward-looking statements. Actual results may differ materially from those indicated by such forward-looking statements as a result of various important factors, including: the Company’s reliance upon a small number of customers for a significant portion of its revenue; competitive factors such as pricing pressures; uncertainties related to the updated international tax planning strategy; our customer’s ability to direct their data communications from the Company’s networks to other networks; the Company’s ability to grow its business domestically and internationally by generating greater transaction volumes, acquiring new customers or developing new service offerings; fluctuations in the Company’s quarterly results because of the seasonal nature of the business and other factors outside of the Company’s control; the Company's substantial debt could adversely affect its financial health because the Company may be unable to obtain additional financing for working capital, capital expenditures, acquisitions and general corporate purposes, the Company may not generate sufficient cash flow to repay the debt on a timely basis or to pre-pay the debt, and a significant portion of the Company's cash flow from operations will be dedicated to the repayment or servicing of indebtedness, thereby reducing the amount of cash available for other purposes; the Company's ability to identify, execute or effectively integrate acquisitions; the Company’s ability to identify, execute or effectively integrate future acquisitions; increases in the prices charged by telecommunication providers for services used by the Company; the Company’s ability to adapt to changing technology; additional costs related to compliance with the Sarbanes-Oxley Act of 2002, any revised New York Stock Exchange listing standards, SEC rule changes or other corporate governance issues; and other risk factors described in the Company’s annual report on Form 10-K filed with the SEC on March 16, 2007. In addition, the statements in this report are made as of the date of this filing. The Company expects that subsequent events or developments will cause its views to change. The Company undertakes no obligation to update any of the forward-looking statements made herein, whether as a result of new information, future events, changes in expectations or otherwise These forward-looking statements should not be relied upon as representing the Company’s views as of any date subsequent to March 3, 2008. The forward-looking statements in this document are intended to be subject to the safe harbor protection provided by Sections 27A of the Securities Act and 21E of the Exchange Act.

3 TNS’ Investment Thesis • Gold standard of value-added connectivity moving payments, money and voices around the world • Advanced technology solutions – customized for leading global institutions as well as small businesses • Leveraged model serves three distinct addressable growth markets • Broadening services suite, customer tiers and geographic penetration over scalable network • 95%+ recurring revenue, strong margins, growing operating cash flow • Experienced management team – focus on continuous innovation

4 2007 Accomplishments • Strategic, operational, financial control – Raised level of consistent execution – Improved discipline in long-term planning, development, forecasting • Refined approach to customers and markets – Better resource deployment to further improve servicing and raise ROI – Increased cohesiveness throughout organization – Increased idea flow and accountability • Grew market share, broadened addressable customer base – Invested in product development and standardization process – Strategic acquisition: Dialect – Int’l POS – entered Internet payments market – Penetration of non-traditional voice, retailers, card associations, global stock exchanges • Exceeded financial objectives – quarterly results, special dividend Improved Competitive Position, Return Delivery, Growth Potential

5 ® ® ® International Services Division – 42.7% of 2007 Revenues

6 ISD Economics and Drivers • Growth and economics strong in international markets • International POS drivers (90% of ISD) – Accelerating card adoption – Shift to IP from leased lines – Outsourced transaction processing market emerging – SEPA • International FSD drivers (10% of ISD) – Big pipe connectivity – Modern trading practices in developing countries • Opportunity – UK, Western Europe – JPG integration, adding new customers, selling into existing verticals – Eastern Europe – growth in both POS and FSD services – Asia Pacific – Dialect acquisition, developing value-added service portfolio $48.5 $77.5 $94.5 $106.2 $138.9 $0 $20 $40 $60 $80 $100 $120 $140 $160 2003 2004 2005 2006 2007 Revenue $mil 23.4% 5-Yr CAGR

7 POS Division – 25.0% of 2007 Revenues ®

8 POS Economics and Drivers • Recurring revenue model – Transaction-based (dial-up) and monthly fee per location (Broadband and wireless products) – Multi-year contracts with minimum commitments • Driven by increasing debit/credit card acceptance at point of sale – Card-based transaction volume growth (11.1% CAGR from 2002 to 2007 1) – Consumers substituting electronic transactions for traditional payment forms • Opportunity – Growing shift to broadband connectivity – broad product suite – Expand penetration into Retail market – Wireless (fixed/mobile merchants) – Loyalty programs – Vending (1) The Nilson Report

9 Financial Services Division – 12.6% of 2007 Revenues

10 FSD Economics and Drivers • Fixed monthly fees revenue model based on connections • Driven by globalization of financial markets – Growing exchange connectivity – Standardizing electronic communication protocols – Increasing data requirements – Demand for low latency direct access • Opportunity – Expanding bandwidth requirements – Leverage exchange connectivity to drive additional endpoints – Further development of Asia-Pacific and Eastern Europe trading markets 0 1,500 3,000 4,500 6,000 7,500 9,000 10,500 12,000 Q1 '03 Q3 Q1 '04 Q3 Q1 '05 Q3 Q1 '06 Q3 Q1 '07 Q3 0 200 400 600 800 1,000 1,200 1,400 Q1 '03 Q3 Q1 '04 Q3 Q1 '05 Q3 Q1 '06 Q3 Q1 '07 Q3 Customer Endpoints Logical Virtual Connections

11 Telecommunication Services Division – 19.8% of 2007 Revenues ® ®

12 8,798 10,882 16,800 19,083 21,002 5,000 7,000 9,000 11,000 13,000 15,000 17,000 19,000 21,000 23,000 2003 2004 2005 2006 2007 SS-7 Signaling Routes TSD Economics and Drivers • Revenue Model – Fixed monthly fee for call-signaling services – Per-query fees charged for database access and validation services • Driven by telecom industry dynamics – Significant number of consolidating legacy voice providers – Introduction of new competitive voice service offerings – Influx of VoIP providers and services • Opportunity – Expanding addressable with cable and non-traditional voice providers entering market

Leveraged Model – Multiple Protocols on Common Backbone

- **Multiple data protocols optimized over common backbone**
  - IP (POS, FSD, TSD, ISD)
  - SS7 (POS, TSD)
  - X.25 (ISD, POS)
- **Offer customers a variety of access methods (IP, DSL, Wireless, Dial, Dedicated)**
- **Private, secure, reliable and fast**



POS
Merchant
Merchant Processor
IP, DSL, Wireless, Dial, Dedicated
TNS Network (IP/X.25)
FSD
Broker/Dealers Institutional Investor
Customers
TNS IP Network
TSD
TNS IP Network
LEC billing platform
ILECs CLECs
Customers
SS7 Network
IXCs
CLECs
Wireless carriers
Calling card providers
International providers
SMS offload

14 Why We Win TNS’ Competitive Advantages Primary Competitors Division AT&T, Bloomberg, Radianz, Reuters, SAVVIS, Thomson AT&T, Syniverse, Verisign Local country telecom incumbents AT&T, Verizon Business, HBNet, APRIVA, Cybera, USA Technologies • Secure and discrete service offerings • Broad access and rapid deployment • Superior support and service FSD • Differentiated service suite • Network reliability and cost-efficiency • Superior support and service TSD • Global network for cross-border data transport • Optimum performance and value • Superior support and service ISD • Dedication to data transport offerings • Network reliability, speed and value-adds • Superior support and service POS TNS: Unique Position; Superior Value/Service Proposition

15 Solutions Suite Innovation 2008 Growth Strategy - US - UK - France - Italy - Spain - Australia - Hub and spoke strategy offers 8-10% organic growth and best use of resources and capital Sell, Service, Manage - Win greater share of existing customer spend - Further penetrate new customer types - Sell to new customers with stronger service levels - Focus on profitability - Partner with customers to better understand needs - Develop new IP based solutions for all divisions - Focus on global applicability - Ensure return delivery on Dialect integration - New acquisition Criteria: • Improve/broaden suite • Expand customer reach • Gain geographic credibility • Accretive to EPS Focus on 6 Key Geographies Strategic Acquisitions

16 Financial Overview

17 Financial Measures In addition to the results presented in accordance with generally accepted accounting principles, or GAAP, in this presentation, the company presents EBITDA before stock compensation expense, adjusted earnings and adjusted earnings per share, which are non-GAAP measures. EBITDA is determined by taking income from operations and adding back certain non-cash items, including amortization of intangible assets, depreciation and amortization of property and equipment and stock compensation expense. Adjusted earnings is determined by taking pretax income or loss after equity in net loss of unconsolidated affiliates and adding back certain non-cash items, including amortization of intangible assets, stock compensation expense and the write-off of debt issuance costs, and the result is tax effected at a 38% rate but going forward in 2008 will be at a 20% rate. The company believes that these non-GAAP measures, viewed in addition to and not in lieu of the company’s reported GAAP results, provide useful information to investors because these metrics provide a more focused measure of operating results. These metrics are an integral part of the company’s internal reporting to measure operations of the company and the performance of senior management. A reconciliation to comparable GAAP measures is available in the accompanying schedule. The non-GAAP measures presented herein may not be comparable to similarly titled measures presented by other companies.

18 2003 2004 2005 2006 2007 POS TSD FSD ISD Established Track Record of Revenue Growth ($ in millions) $249.1 55% 14% 9% 22% 31% 10% 14% 45% $223.4 $258.9 36% 2003-2007 CAGR: -7.9% 15.6% 14.5% 23.4% $286.2 37% $325.6 43% 20% 13% 25% 12% 22% 29% 12% 19% 33%

19 Increased Revenue Diversification Recurring Revenues from Multi-Year Contracts with Contracted Minimum Volumes FSD 13% TSD 20% POS 25% ISD 42% FSD 9% TSD 14% POS 55% ISD 22% 2003 Revenue by Division 2007 Revenue by Division

20 Consistent and Predictable EBITDA and Earnings generation Adjusted Earnings(1) $54.6 $66.0 $66.7 $62.5 $74.7 2003 2004 2005 2006 2007 $15.9 $25.4 $23.3 $18.8 $25.2 2003 2004 2005 2006 2007 EBITDA(1) ($ in millions) (1) EBITDA and Adjusted Earnings are non-GAAP measures. EBITDA and Adjusted Earnings exclude $2.3M in non-recurring pre-tax benefits for 2005. Including these benefits EBITDA and Adjusted Earnings for 2005 were $69.0 million and $24.8 million, respectively. EBITDA and Adjusted Earnings exclude $8.8M and $10.6M of non-recurring pre-tax charges, respectively, for 2006. Including these charges EBITDA and Adjusted Earnings for 2006 would have been $53.6 million and $12.3 million, respectively. EBITDA and Adjusted Earnings exclude $3.0M of non-recurring pre-tax charges for 2007. Including these charges EBITDA and Adjusted Earnings for 2007 would have been $71.7 million and $23.3 million, respectively.

21 FY 07 Financial Overview ($ in millions except per share amounts) FY 07 FY 06 % Chg International Services Division $ 138.9 $ 106.2 30.8% Financial Services Division 40.9 35.1 16.6% Telecommunications Services Division 64.5 62.1 3.8% Point of Sale Division 81.2 82.8 (1.8)% Total Revenue $325.6 $286.2 13.8% Gross Profit $162.0 $140.0 15.7% Gross Margin 49.8% 48.9% 90BP EBITDA Before Stock Comp Expense(1) $74.7 $62.5 19.7% Adjusted Earnings(2) $25.2 $18.8 34.0% Adjusted Earnings per Share—Diluted(2) $1.04 $0.78 33.3% Cash Flow from Operations $41.7 $35.1 18.7% 1) Non-GAAP measure. Excluded from operating expenses in 2007 is a $3.0 million pre-tax charge for severance; excluded from 2006 operating expenses is a pre-tax charge of $8.7 million related to severance, asset impairment, fees related to the special committee of our board of directors and legal costs. Including the charges from both periods, EBITDA before stock compensation expense was $71.7 million in 2007 versus $53.6 million in 2006. 2) Non-GAAP measure. Excluded from operating expenses in 2007 is a $3.0 million pre-tax charge for severance; excluded from 2006 is a pre-tax charge of 10.5 million for severance, asset impairments, expenses incurred by the special committee of TNS’ board of directors and legal costs. Including the charges from both periods, adjusted earnings was $23.3 million, or $0.96 per share in 2007, versus $12.2 million, or $0.51 per share in 2006.

22 Conservatively Managed Balance Sheet (Amounts in millions) Actual 12/31/07 12/31/06 Cash and Cash Equivalents $17.8 $ 17.3 Total Current Assets $108.4 $100.3 Current Ratio 1.43x 1.45x Net Property and Equipment $55.4 $ 58.4 Total Assets $383.1 $381.7 Long-Term Debt $205.5 $121.7 Stockholders’ Equity $92.3 $179.3 Total Debt/Capitalization 68.9% 40.4% Total Liabilities and Equity $383.1 $381.7 Common Shares Outstanding 24.3 24.1

23 Strong and Expanding Operating Cash Flows • Fastest growth divisions are also the most profitable – Supports blended operating margin expansion and free cash flow growth – Devote additional cash flow to internal growth and or debt pay down • Uses of cash flow – Internal growth and selected acquisition opportunities – Accelerated debt repayments • Long-term growth rates – Revenue: 8-10% – EBITDA: 12-15% – Adjusted earnings: 15-20% • Updated International Tax Structure – Expected cash tax rate of 20% in 2008 and beyond

24 Outlook – Based on 38% Tax Rate (1) Non-GAAP measure. ($ in millions) 2008 2007 % Chg Total Revenue ($ millions) $355 - $363 $325.6 9% - 11% Adjusted Earnings(1)(2) ($ millions) $28.6 - $31.1 $25.2 14% - 24% Adjusted Earnings Per Share – Diluted (1)(2) $1.16 - $1.26 $1.04 12% - 22% Q1:08 Q1:07 % Chg Total Revenue ($ millions) $81 -$84 $72.7 11% - 16% Adjusted Earnings(1)(3) ($ millions) $4.5 - $5.4 $4.2 6% - 30% Adjusted Earnings Per Share – Diluted (1)(3) $0.18 - $0.22 $0.17 5% - 28% (2) Excluded from expenses in 2007 is a $3.0 million pre-tax charge related to severance. (3) Excluded from expenses in the first quarter of 2007 is a $0.9 million pre-tax charge related to severance.

25 (2) Excluded from expenses in 2007 is a $3.0 million pre-tax charge related to severance. (3) Excluded from expenses in the first quarter of 2007 is a $0.9 million pre-tax charge related to severance. Outlook – Based on 20% Tax Rate (1) Non-GAAP measure. ($ in millions) 2008 2007 % Chg Total Revenue ($ millions) $355 - $363 $325.6 9% - 11% Adjusted Earnings(1)(2) ($ millions) $37.0 - $40.2 $32.5 14% - 24% Adjusted Earnings Per Share – Diluted (1)(2) $1.50 - $1.63 $1.33 12% - 22% Q1:08 Q1:07 % Chg Total Revenue ($ millions) $81 -$84 $72.7 11% - 16% Adjusted Earnings(1)(3) ($ millions) $5.8 - $7.0 $5.4 6% - 30% Adjusted Earnings Per Share – Diluted (1)(3) $0.23 - $0.28 $0.22 5% - 28%

26 TNS’ Investment Thesis • Gold standard of value-added connectivity moving payments, money and voices around the world • Advanced technology solutions – customized for leading global institutions as well as small businesses • Leveraged model serves three distinct addressable growth markets • Broadening services suite, customer tiers and geographic penetration over scalable network • 95%+ recurring revenue, strong margins, growing operating cash flow • Experienced management team – focus on continuous innovation

27 Questions and Answers